J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Hedged Equity Fund

(the “Fund”)

(a series of JPMorgan Trust IV)

(Class R5 and Class R6 Shares)

Supplement dated December 1, 2021

to the Prospectus dated March 1, 2021, as supplemented

As previously supplemented on November 26, 2021, Winnie Cheung is on maternity leave and not currently involved in the day to day management of the Fund. During the time Ms. Cheung is on maternity leave, the Fund will continue to be managed by the remaining members of the portfolio management team. Upon Ms. Cheung’s return, she will resume her role as a member of the Fund’s portfolio management team.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-IHE-PM-1121-2